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                                                                  Exhibit 10.13

                       SECOND AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT

         This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Second Amendment") is made as of March 17, 1997 by and among CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"); ABRY BROADCAST PARTNERS II, L.P., a Delaware limited partnership ("ABRY"); ABRY/CITADEL INVESTMENT PARTNERS, L.P., a Delaware limited partnership ("ABRY/CIP"); BAKER, FENTRESS & COMPANY, a Delaware corporation ("BFC"); OPPENHEIMER & CO., INC., a Delaware corporation ("Oppenheimer") BANK OF AMERICA ILLINOIS, an Illinois banking corporation formerly known as Continental Bank, N.A. ("BofA"); CHRISTOPHER J. PERRY, ROBERT F. PERILLE, M. ANN O'BRIEN, FORD S. BARTHOLOW, JEFFREY M. MANN, MATTHEW W. CLARY, SHERYL E. BARTOL, and ANDREA P. JOSELIT (Bartol and Joselit being successors in interest to Thomas E. Van Pelt, Jr.) (collectively, the "BofA Co-Investors"); FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"); THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP, an Oregon limited partnership ("Endeavour"); JOSEPH P. TENNANT, THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94, BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP, an Oregon limited partnership; TAL JOHNSON, EDWARD T. HARDY, and RALPH W. MCKEE (collectively, the "Endeavour Co-Investors"); and LAWRENCE R. WILSON (the "Executive"), and CLAIRE WILSON ("CW").

                                    RECITALS

         A. As of June 28, 1996, the Company and certain other parties entered into that certain Stockholders Agreement (as amended by the First Amendment thereto dated as of December 31, 1996, the "Stockholders Agreement").

         B. In connection with their entry into a letter agreement dated the date of this Agreement, the parties to the Stockholders Agreement have agreed to make certain changes to the terms thereof.

         ACCORDINGLY, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Second Amendment agree as follows:

         1. AMENDMENTS.

                  1.1. Section 1 of the Stockholders Agreement is amended by adding thereto the following defined term and accompanying definition:


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                  "Eligible Firm" at any time means the media-industry
         investment banking group, subsidiary or division of any of CS First Boston, Donaldson Lufkin & Jenrette, Furman Selz LLC, Goldman Sachs & Co., Merrill Lynch & Co., Morgan Stanley & Co. Incorporated, Prudential Securities Inc. and Salomon Brothers Inc. or any then-existing successor to any such group, subsidiary or division.

                  1.2. Section 1 of the Stockholders Agreement is amended by adding thereto the following references:

                  "Call Holders" has the meaning set forth in Section 5.3.

                  "Eligible Holders" has the meaning set forth in Section 4.2.

                  "Put Holders" has the meaning set forth in Section 4.2.

                  1.3. Section 1 of the Stockholders Agreement is amended by amending and restating in its entirety the definition of the term "Fair Market Value" as follows:

                           "Fair Market Value" means the fair market value on the Determination Date of the Company's Common Stock outstanding on a Fully Diluted Basis determined on a going concern basis and assuming a sale of 100% of the Company's Common Stock on a Fully Diluted Basis between a willing buyer and a willing seller and taking into account all relevant factors determinative of value; provided, however, that in the case of a Look-Back Event, "Fair Market Value" with respect to such Look-Back Event shall be determined in accordance with Section
         5.7 below. With respect to the determination of Fair Market Value:

                           (a) For purposes of Section 4, unless otherwise
                  agreed by the Company and the Eligible Holder(s) who are then exercising the Put in question, Fair Market Value shall be determined by the Eligible Firm specified by the Company in the Company's First Notice, which firm shall submit to the Company and the Put Holders a written report setting forth such determination.

                           (b) For purposes of Section 5, unless otherwise
                  agreed by the Company and the Call Holder(s) who are then (or in the case of a Look-Back Event, were) subject to the Call in question, Fair Market Value shall be determined by an investment banking firm reasonably acceptable to the Company and holders of a majority of the Investor Underlying Common Stock which are then (or in the case of a Look-Back Event, which were) subject to the Call (the "Selection Majority Holders"), which firm shall submit to the Company and the Call Holders a written report setting forth such determination. If the Company and such Selection Majority Holders are unable to agree on an investment banking firm within 5 business days after

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                  the date of the meeting described in Section 5.3, then a firm shall be selected by lot from the top-tier New York-based investment banking firms (other than any top-tier New York based investment banking firm with whom ABRY has had a significant relationship or Oppenheimer or any of its Affiliates), after the Company and such Selection Majority Holders have each eliminated one such firm.

         In either case, the expenses of such selected firm will be borne by the Company, and the determination of such firm will be final and binding upon all parties, except that any Holder may rescind its exercise of a Put after the determination of Fair Market Value following the exercise of such Put.

                  1.4. Section 1 of the Stockholders Agreement is amended by deleting from such Section the definitions of the terms "Holders" and "Holders Meeting Date."

                  1.5. Sections 4.1, 4.2, 4.4 and 4.7 of the Stockholders Agreement are amended and restated in their entirety as follows:

                           4.1 Basic Put Rights. At any time beginning August 1, 2000, any of the Repurchase Majority Holders shall have the right to require the Company to repurchase all or any portion of the Preferred Stock or BofA Warrants held by such Investor(s) (the "Put") at the Put Price by delivering a written notice to the Company specifying the quantity of such securities to be purchased (the "Put Notice"). Such notice will indicate not more than two (2) Eligible Firms (the "Excluded Firms") which are to be excluded by the Company from consideration in selecting an Eligible Firm to determine the Fair Market Value for the relevant Determination Date. Subject to Section
         4.3 hereof (regarding Puts deemed to have been exercised as of the Date of Receipt), other than a Put exercised by the holders of a majority of the ABRY Underlying Common Stock, no additional Put(s) shall be exercised within the one-year period beginning on the Date of Receipt. For so long as the Bank or any Affiliate thereof (excluding from the definition of "Affiliate" for such purposes the last two sentences of such definition) holds the BofA Warrants, the BofA Co-Investors and the Class B Common Stock held by the BofA Co-Investors shall be subject to the provisions of this Section 4 and the Class B Common Stock held by the BofA Co-Investors shall be treated the same as the BofA Warrants held by the Bank or such Affiliate for all purposes of this Section 4, except that the reduction described in clause (b) of Section 4.6 shall not apply to such Class B Common Stock.

                  4.2 The Company's First Notice. Within five (5) business days after receipt (the "Date of Receipt" for purposes of this Section 4) of the Put Notice, the Company shall deliver a written notice (the "Company's First Notice") to all holders of Investor Stock which is Preferred Stock, a BofA Warrant or held by FINOVA (with respect to such Put, the "Eligible Holders") informing them of (a) the receipt of the Put Notice, (b) the Date of Receipt, (c) the quantity of Investor Stock

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         requested to be purchased pursuant to the Put Notice, (d) the number of shares of Investor Underlying Common Stock then existing with respect to outstanding shares of Preferred Stock, BofA Warrants and shares held by FINOVA, (e) the number of shares of Common Stock on a Fully Diluted Basis in existence at the close of business on the Date of Receipt, and (f) the name of the Eligible Firm (which shall not be an Excluded Firm identified in such Put Notice) which the Company has selected to determine the Fair Market Value. The Eligible Holders who delivered the Put Notice and all Eligible Holders who deliver a related Put Election Notice pursuant to Section 4.3 are referred to as the "Put Holders."

                  4.4 Put Closing. Upon the delivery of the Put Notice and all Put Election Notices, the Company and the Put Holders shall in good faith promptly determine the Put Price as provided in this Agreement, and subject to the provisions hereof, within 10 days after the determination of the Put Price, the Company will purchase and each Put Holder will sell the number of such Put Holder's Put Shares specified in such Put Holder's Put Notice or Put Election Notice at a time and place mutually agreeable to the Company and holders of a majority of the Investor Underlying Common Stock as to which the Put is being exercised (the "Put Closing").

                  4.7 Put Default. In the event of the failure of the Company within 210 days of the Company's receipt of the Put Notice to pay in full the Put Price for all ABRY Stock pursuant to a Put with respect to the ABRY Stock (a "Put Default"), the holders of a majority of the ABRY Underlying Common Stock shall have certain affirmative rights in connection with an Approved Sale as set forth in Section 6 hereof.

                  1.6. Section 7.8 of the Stockholders Agreement is amended to change the address for notices of the Company to 140 South Ash Avenue, Tempe, AZ 85281, and 1015 Eastman Drive, Bigfork, Montana 59911.

         2. VOTING TRUST. On the date hereof, ABRY and ABRY/CIP have contributed the shares of the Company's capital stock which are held by them, and have agreed to contribute all other shares of the Company's capital stock which hereafter may be acquired by them, to a voting trust (the "Voting Trust") established pursuant to a Voting Trust Agreement dated as of the date hereof among the Company, ABRY, ABRY/CIP and the initial Voting Trustee thereunder. For purposes of the Stockholders Agreement, ABRY and ABRY/CIP (and any Persons who from time to time may hold Voting Trust Certificates issued in respect of capital stock of the Company held in the Voting Trust), as the beneficial owners of the capital stock in the Voting Trust, will be deemed to hold the capital stock of the Company which is held in the Voting Trust.

         3. CHOICE OF LAW. The General Corporation Law of the State of Nevada will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Second Amendment and the schedules hereto will be governed by the internal law, and not the law of conflicts, of the State of Illinois.

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         4. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

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             [SIGNATURE PAGE FOR SECOND AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT]

                                       CITADEL COMMUNICATIONS CORPORATION

                                       By   /s/ Lawrence R. Wilson
                                           ---------------------------------
                                           Its  President
                                               -----------------------------

                                       /s/ Lawrence R. Wilson
                                       -------------------------------------
                                       Lawrence R. Wilson

                                       /s/ Claire Wilson
                                       -------------------------------------
                                       Claire Wilson

                                       ABRY BROADCAST PARTNERS II, L.P.

                                       By  ABRY CAPITAL, L.P.
                                           Its  General partner

                                           By  ABRY HOLDINGS, INC.
                                               Its General Partner

                                               By /s/ Royce Yudkoff
                                                  -------------------------
                                               Its  President
                                                  -------------------------

                                        ABRY/CITADEL INVESTMENT PARTNERS, L.P.

                                        By  ABRY CAPITAL, L.P.
                                            Its  General partner

                                            By  ABRY HOLDINGS, INC.
                                            Its General Partner

                                               By /s/ Royce Yudkoff
                                                  -------------------------
                                               Its  President
                                                  -------------------------

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             [SIGNATURE PAGE FOR SECOND AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT]

                                       BAKER, FENTRESS & COMPANY

                                       By  /s/ Scott E. Smith
                                          ----------------------------------
                                          Its  Executive Vice President
                                              ------------------------------


                                       OPPENHEIMER & CO., INC.

                                       By  /s/ Rob Blum
                                          ----------------------------------
                                          Its Assistant Secretary
                                              ------------------------------


                                       BANK OF AMERICA ILLINOIS

                                       By  /s/ Robert F. Perille
                                          ----------------------------------
                                          Its
                                              ------------------------------


                                       FINOVA CAPITAL CORPORATION

                                       By  /s/ Matthew M. Grey
                                          ----------------------------------
                                          Its  Group Vice President
                                              ------------------------------

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             [SIGNATURE PAGE FOR SECOND AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT]

                                     BOFA CO-INVESTORS:

                                                      *
                                    -------------------------------------
                                     Christopher J. Perry

                                                      *
                                    -------------------------------------
                                     Robert F. Perille

                                                      *
                                    -------------------------------------
                                     M. Ann O'Brien

                                                      *
                                    -------------------------------------
                                     Ford S. Bartholow

                                                      *
                                    -------------------------------------
                                     Jeffrey M. Mann

                                                      *
                                    -------------------------------------
                                     Matthew W. Clary

                                                      *
                                    -------------------------------------
                                     Sheryl E. Bartol

                                                      *
                                    -------------------------------------
                                     Andrea P. Joselit

                                     * By: /s/ Robert F. Perille
                                           ------------------------------
                                          Name:
                                          Attorney-In-Fact

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             [SIGNATURE PAGE FOR SECOND AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT]

                                   ENDEAVOUR:

                                   THE ENDEAVOUR CAPITAL FUND LIMITED
                                   PARTNERSHIP

                                   By  DVS Management, Inc.
                                       Its General Partner

                                       By  /s/ John von Schlegell
                                          ---------------------------------
                                          Its
                                              -----------------------------

                                   ENDEAVOUR CO-INVESTORS:

                                   /s/ Joseph P. Tennant
                                   ----------------------------------------
                                   Joseph P. Tennant

                                   THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94

                                       By:  /s/ Richard M. Schafbuch
                                           ---------------------------------
                                            Richard M. Schafbuch, Trustee

                                       By:  /s/ Susan P. Schafbuch
                                           ---------------------------------
                                            Susan P. Schafbuch, Trustee

                                   BABSON CAPITAL PARTNERS LIMITED
                                   PARTNERSHIP

                                   By  /s/   Stephen E. Babson
                                      -------------------------------------
                                      Its  General Partner
                                          ---------------------------------

                                   /s/ Tal Johnson
                                   ----------------------------------------
                                   Tal Johnson

                                   /s/ Edward T. Hardy
                                   ----------------------------------------
                                   Edward T. Hardy

                                   /s/ Ralph W. McKee
                                   ----------------------------------------
                                   Ralph W. McKee

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